UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

October 6, 2004

Date of Report (Date of earliest event reported)

THE PNC FINANCIAL SERVICES GROUP, INC.

(Exact name of registrant as specified in its charter)

Commission File Number 001-09718

Pennsylvania	25-1435979
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

One PNC Plaza

249 Fifth Avenue

Pittsburgh, Pennsylvania 15222-2707

(Address of principal executive offices, including zip code)

(412) 762-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

The information set forth in Item 8.01 below is incorporated herein by reference.

Item 8.01 Other Events.

On October 6, 2004, The PNC Financial Services Group, Inc. (“the Corporation”) issued a press release announcing that it plans to report a charge related to the BlackRock Long-Term Retention and Incentive Plan (“LTIP”) in its results for the quarter ended September 30, 2004. Additional information on the LTIP and management’s decision to record this charge is included in BlackRock’s Current Report on Form 8-K dated October 6, 2004. See also the Corporation’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004 for information relating to the LTIP.

A copy of the Corporation’s press release is included in this Report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits. The exhibit listed on the Exhibit Index accompanying this Form 8-K is filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PNC FINANCIAL SERVICES GROUP, INC.
(Registrant)

Date: October 7, 2004	By:	/s/ Samuel R. Patterson
Samuel R. Patterson
Controller

EXHIBIT INDEX

Number	Description	Method of Filing
99.1	Press Release dated October 6, 2004	Filed herewith